0© 2023 | Scaling a Global Fintech Leader E A R N I N G S C O N F E R E N C E C A L L Fiscal First Quarter 2024 EXHIBIT 99.2

1© 2023 | Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of Broadridge Financial Solutions, Inc. ("Broadridge" or the "Company") contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” “on track,” and other words of similar meaning are forward-looking statements. In particular, information appearing in the “Fiscal Year 2024 Guidance” section and statements about our three-year objectives are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors described and discussed in Part I, “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the year ended June 30, 2023 (the “2023 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2023 Annual Report. These risks include: • Changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; • Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; • A material security breach or cybersecurity attack affecting the information of Broadridge's clients; • Declines in participation and activity in the securities markets; • The failure of Broadridge's key service providers to provide the anticipated levels of service; • A disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; • Overall market, economic and geopolitical conditions and their impact on the securities markets; • The success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; • Broadridge’s failure to keep pace with changes in technology and demands of its clients; • Competitive conditions; • Broadridge’s ability to attract and retain key personnel; and • The impact of new acquisitions and divestitures. There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on our results of operations and financial condition. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

2© 2023 | Use of Non-GAAP financial measures, KPIs and Foreign exchange rates Use of Non-GAAP Financial Measures This presentation includes certain Non-GAAP financial measures including Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share (“EPS”), Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. All Recurring revenue dollar amounts shown in this presentation are GAAP, and Recurring revenue growth percentages are shown as constant currency (Non-GAAP). Please see the “Explanation of Non-GAAP Measures and Reconciliation of GAAP to Non-GAAP Measures” section of this presentation for more information on Broadridge’s use of Non-GAAP measures and reconciliations to GAAP measures. Key Performance Indicators Management focuses on a variety of key indicators to plan, measure and evaluate the Company’s business and financial performance. These performance indicators include Revenues and Recurring revenue, as well as Non-GAAP measures of Adjusted Operating income, Adjusted Net earnings, Adjusted EPS, Free cash flow, Recurring revenue growth constant currency, and Closed sales. In addition, management focuses on select operating metrics specific to Broadridge of Record Growth, which is comprised of Equity positions (also referred to as “stock records” or “SRG”) growth, Mutual fund/ETF positions (also referred to as “interim records” or “IRG”) growth, and Internal Trade Growth (“ITG”). Please refer to Item 7. Management’s Discussion and Analysis of Financial Condition of the Company’s 2023 Annual Report for a discussion of Revenues, Recurring revenue, Record Growth and Internal Trade Growth in the “Key Performance Indicators” section and the “Results of Operations” section for a description of Closed sales. Foreign Exchange Rates Beginning with the first quarter of fiscal year 2023, the Company changed its reporting for segment revenues, segment earnings (loss) before income taxes, segment amortization of acquired intangibles and purchased intellectual property to reflect the impact of actual foreign exchange rates applicable to the individual periods presented. The presentation of these metrics for the prior periods has been changed to conform to the current period presentation. Total consolidated revenues and earnings before income taxes were not impacted. Note on Rounding Amounts presented in this presentation may not sum due to rounding. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation.

3© 2023 | Key messages Broadridge reported strong first quarter results with 8% Recurring revenue growth constant currency (all organic), 30% Adjusted EPS growth, and higher Closed sales 1 2 3 4 5 Investor participation remains on track for mid to high single digit growth, with first quarter equity position growth of 8% and mutual fund/ETF position growth of 3% Results driven by strong execution of our strategy to democratize investing, simplify and innovate trading, and modernize wealth management $150 million in share repurchases underscores our commitment to balanced capital allocation We are reaffirming our fiscal year 2024 guidance, including 6-9% Recurring revenue growth constant currency, continued margin expansion, 8-12% Adjusted EPS growth, and Closed sales of $280-320 million

4© 2023 | Broadridge is executing across Governance, Capital Markets, and Wealth & Investment Management Extend Governance Grow Capital Markets Build Wealth & Investment Mgmt. $469M +6% YoY $249M +9% YoY $154M +14% YoY Q1’24 Highlights • Solid Regulatory growth complemented by strong results across Data-Driven Fund Solutions, Issuer, and Digital • Appointed Mike Tae and Doug DeSchutter Co-Presidents of ICS • Capital markets powered by demand for BTCS front office solutions and higher trading volumes • Broadridge Wealth Platform begins contributing revenue, with a growing pipeline • Closed sales growth of $19M marks strong start to FY’24 All revenue shown is Recurring revenue. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21– 28 $ in millions; growth rates in constant currency

5© 2023 | Broadridge continues to deliver strong results Broadridge is off to a strong start to Fiscal Year 2024 as we execute across our Governance, Capital Markets, and Wealth & Investment Management franchises Our growth is being driven by increased investor participation, demand for new regulatory solutions, a need for faster and more efficient trading, and the modernization of wealth management 2 We remain committed to balanced capital allocation and, with the conclusion of an elevated investment phase, are positioned to return additional capital to shareholders 3 Broadridge is reaffirming our FY’24 guidance and is well-positioned to drive sustainable long-term growth and attractive returns 4 1

6© 2023 | Summary financial results $ in millions, except per share data FIRST QUARTER 2024 2023 Inc./(Dec.) Recurring revenues $871 $806 8% Total revenues 1,431 1,283 12% Operating income 148 88 70% Adjusted Operating income (Non-GAAP) 199 150 33% Diluted earnings per share $0.76 $0.42 81% Adjusted earnings per share (Non-GAAP) $1.09 $0.84 30% Closed sales $48 $29 64% Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21– 28 Constant currency growth (Non-GAAP) 8% Adjusted Operating income margin (Non-GAAP) 13.9% 11.7% 220 bps

7© 2023 | FY'21 FY'22 FY'23 FY'24 Guidance Q1'23 Q1'24 $871 16% 10% $ in millions; growth in constant currency +8% Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21-28 9% FISCAL YEAR RECURRING REVENUE GROWTH Q1 RECURRING REVENUES First quarter 2024 Recurring revenues 6-9%

8© 2023 | $159 $29 $102 $179 Q1'23 Q1'24 Regulatory Customer Comms. Data-Driven Fund Solutions Issuer 19% 2% 9% 5% ICS RECURRING REVENUES GTO RECURRING REVENUES $469 +6% +11% $ in millions; growth in constant currency First quarter 2024 segment Recurring revenues $154 $249 Q1'23 Q1'24 Capital Markets Wealth & Investment Management 9% 14% $402 Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21-28

9© 2023 | 6% 5% 1% 3% 15% 9% 9% 10% 6% 8% 11% 6% 6% 8% 3% Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 INTERNAL TRADE GROWTH ITG EQUITY & MUTUAL FUND/ETF POSITION GROWTH Key volume drivers: position and trade growth 1. Q1’23 equity position growth represented 6% of total fiscal year 2023 positions. Q2’23: 9% | Q3’23: 32% | Q4’23: 53% 2. Reflects position growth processed in the same time period of both years. Therefore, quarterly and annual data may not align. 3. Represents the estimated change in daily trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge’s trading platforms in both the current and prior year periods. 3 FY’22 FY’23 9% 8% 18% 14% 4%1% 11% 10Y Avg. 8% 6%

10© 2023 | $806 Q1'23 Recurring revenues Closed Sales Client Losses Internal Growth Acquisitions Q1'24 Recurring revenue constant currency FX Q1'24 Recurring revenues First quarter 2024 Recurring revenue growth drivers RECURRING REVENUE GROWTH CONSTANT CURRENCY WAS 8% ICS $443M 5 pts (2) pts 3 pts 0 pts 6% 0 pts $469M GTO $363M 10 pts (4) pts 4 pts 0 pts 11% 0 pts $402M 8 pts (3) pts 3 pts 0 pts 8%0 pts8% Organic Growth: 6 pts $871 $ in millions. Pts contribution to growth Organic Growth: 11 pts Organic Growth: 8 pts

11© 2023 | $63 $38 $52 $87 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 $1,283 Q1'23 Total Revenues Recurring Event-Driven Distribution FX Q1'24 Total Revenues First quarter 2024 Total revenue growth drivers QUARTERLY EVENT-DRIVEN REVENUES 5 pts 2 pts 5 pts 12% FIRST QUARTER 2024 TOTAL REVENUE GROWTH DRIVERS $59M FY’17-FY’23 QUARTERLY AVERAGE $ in millions. Pts contribution to growth 0 pts $1,431 $59

12© 2023 | 18.1% 18.7% 19.8% FY'21 FY'22 FY'23 FY'24 Guidance 13.6% 13.3% 15.4% 10.4%6.8% 11.7% Q1'23 Q1'24 +60 bps +60 bps OPERATING INCOME MARGIN ADJUSTED OPERATING INCOME MARGIN (NON- GAAP) Operating income margin and Adjusted Operating income margin OPERATING INCOME MARGIN 13.9% +110 bps ~20% Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21-28

13© 2023 | FY'21 FY'22 FY'23 FY'24 Guidance $280 Closed sales $ in millions CLOSED SALES Q1'23 Q1'24 $29 $48 $280 – $320 $246 $231

14© 2023 | FREE CASH FLOW CONVERSION (LTM) Free cash flow conversion 1. Last twelve months (LTM) Free cash flow conversion equals Free cash flow for the most recent four quarters divided by Adjusted Net earnings for the same four quarters 2. Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21-28 41% 51% 63% 90% 103% Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 1,2

15© 2023 | TOTAL CAPITAL RETURNS $2.16 $2.30 $2.56 $2.90 $3.20 11% 6% 11% 13% 10% DIVIDENDS PER SHARE M&A Client Platform Investments CapEx and Software Capital allocation 2 1. Includes Software purchases and capitalized internal use software 2. Net investments on new client conversions, including development of platform capabilities 3. Includes acquisitions and minority investments SELECT USES OF CASH Q1’24 1 $20 $14 $0 $ in millions, except per share data 3 6 4. Capital returns to shareholders through dividends and total share repurchases net of option proceeds. FY’24 annual dividend amount subject to Board declaration YOY GROWTH 4 $236 FY'20 FY'21 FY'22 FY'23 FY'24 (E) $253$248 $269 $578 $312 $86 123 YTD Net Share Repurchases YTD Dividends Paid

16© 2023 | Fiscal Year 2024 Guidance FY’24 Guidance Updates/ Changes Recurring revenue growth constant currency (Non-GAAP) 6 - 9% No Change Adjusted Operating income margin (Non-GAAP) ~20% No Change Adjusted earnings per share growth (Non-GAAP) 8 - 12% No Change Closed sales $280M - $320M No Change Note: Information about our use of Non-GAAP measures and reconciliations to GAAP measures may be found on slides 21-28

17© 2023 | Investor Day 2023 Broadridge will host its Investor Day on December 7, 2023 in New York City

18© 2023 | Appendix

# Supplemental Reporting Detail – Product Line Reporting

*(Unaudited)*

| *Dollars in millions* | 2022 FY | 2023 Q1 | 2023 Q2 | 2023 Q3 | 2023 Q4 | 2023 FY | 2024 Q1 | Q1% Growth |
|---|---|---|---|---|---|---|---|---|
| **Investor Communication Solutions ("ICS")** | | | | | | | | |
| Regulatory Solutions | $1,075 | $171 | $181 | $ 346 | $ 444 | $1,141 | $179 | 5% |
| Data-Driven Fund Solutions | 364 | 93 | 96 | 102 | 113 | 404 | 102 | 10% |
| Corporate Issuer Solutions | 216 | 24 | 27 | 58 | 134 | 243 | 29 | 19% |
| Customer Communications Solutions | 615 | 156 | 163 | 188 | 166 | 673 | 159 | 2% |
| **Total ICS recurring revenues** | **2,270** | **443** | **467** | **693** | **858** | **2,461** | **469** | **6%** |
| Equity and other | 115 | 30 | 25 | 29 | 33 | 117 | 41 | 38% |
| Mutual Funds | 154 | 33 | 12 | 23 | 26 | 94 | 46 | 39% |
| **Total Event-driven revenues** | **269** | **63** | **38** | **52** | **59** | **211** | **87** | 39% |
| Distribution | 1,717 | 415 | 415 | 512 | 522 | 1,863 | 473 | 14% |
| **Total ICS Revenues** | **$4,257** | **$921** | **$919** | **$ 1,257** | **$ 1,438** | **$4,536** | **$1,029** | **12%** |
| **Global Technology and Operations ("GTO")** | | | | | | | | |
| Capital Markets Solutions | $903 | $227 | $235 | $ 246 | $ 257 | $965 | $249 | 10% |
| Wealth and investment Management | 550 | 136 | 138 | 143 | 143 | 560 | 154 | 13% |
| **Total GTO recurring revenues** | **1,452** | **363** | **373** | **388** | **401** | **1,525** | **402** | 11% |
| **Total Revenues** | **$5,709** | **$1,283** | **$1,293** | **$ 1,646** | **$ 1,839** | **$6,061** | **$1,431** | **12%** |
| **Revenues by type** | | | | | | | | |
| Recurring revenues | $3,723 | $806 | $840 | $ 1,082 | $ 1,259 | $3,987 | $871 | 8% |
| Event-driven revenues | 269 | 63 | 38 | 52 | 59 | 211 | 87 | 39% |
| Distribution revenues | 1,717 | 415 | 415 | 512 | 522 | 1,863 | 473 | 14% |
| **Total Revenues** | **$5,709** | **$1,283** | **$1,293** | **$ 1,646** | **$ 1,839** | **$6,061** | **$1,431** | **12%** |

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20© 2023 | Explanation of Non-GAAP measures and Reconciliation of GAAP to Non-GAAP measures

21© 2023 | Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, Free cash flow, Free cash flow conversion, and Recurring revenue growth constant currency. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes our Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate our ongoing operations, and for internal planning and forecasting purposes. In addition, and as a consequence of the importance of these Non- GAAP financial measures in managing our business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Reconciliations of Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings, and Adjusted Earnings Per Share These Non-GAAP measures are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items, the exclusion of which management believes provides insight regarding our ongoing operating performance. Depending on the period presented, these adjusted measures exclude the impact of certain of the following items: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, (ii) Acquisition and Integration Costs, (iii) Real Estate Realignment and Covid-19 Related Expenses, (iv) Investment Gains, (v) Russia-Related Exit Costs, and (vi) Restructuring Charges. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. Real Estate Realignment and Covid-19 Related Expenses are comprised of two major components: Real Estate Realignment Expenses, and Covid-19 Related Expenses. Real Estate Realignment Expenses are expenses associated with the exit of certain of the Company’s leased facilities in response to the Covid-19 pandemic, which consist of the impairment of certain right of use assets, leasehold improvements and equipment, as well as other related facility exit expenses directly resulting from, and attributable to, the exit of these leased facilities. Covid-19 Related Expense are direct and incremental expenses incurred by the Company to protect the health and safety of Broadridge associates during the Covid-19 outbreak, including expenses associated with monitoring the temperatures for associates entering our facilities, enhancing the safety of our office environment in preparation for workers to return to Company facilities on a more regular basis, ensuring proper social distancing in our production facilities, personal protective equipment, enhanced cleaning measures in our facilities, and other safety related expenses. Investment Gains represent non-operating, non-cash gains on privately held investments. Russia-Related Exit Costs are direct and incremental costs associated with the Company’s wind down of business activities in Russia in response to Russia’s invasion of Ukraine, including relocation-related expenses of impacted associates. Restructuring Charges represent severance costs associated with the Company’s initiative to streamline our management structure, reallocate work to lower cost locations, and reduce headcount in deprioritized areas. Non-GAAP Measures

22© 2023 | We exclude Acquisition and Integration Costs, Restructuring Charges, Real Estate Realignment and Covid-19 Related Expenses, Investment Gains, and Russia- Related Exit Costs from our Adjusted Operating income (as applicable) and other adjusted earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and enhances comparability across fiscal reporting periods, as these items are not reflective of our underlying operations or performance. We also exclude the impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, as these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into the Company's capital allocation decisions, management compensation metrics or multi-year objectives. Furthermore, management believes that this adjustment enables better comparison of our results as Amortization of Acquired Intangibles and Purchased Intellectual Property will not recur in future periods once such intangible assets have been fully amortized. Although we exclude Amortization of Acquired Intangibles and Purchased Intellectual Property from our adjusted earnings measures, our management believes that it is important for investors to understand that these intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as New cash flows provided by operating activities less Capital expenditures as well as Software purchases and capitalized internal use software. Free cash flow conversion is calculated as Free cash flow divided by Adjusted Net earnings for the given period. Recurring revenue growth constant currency As a multi-national company, we are subject to variability of our reported U.S. dollar results due to changes in foreign currency exchange rates. The exclusion of the impact of foreign currency exchange fluctuations from our Recurring revenue growth, or what we refer to as amounts expressed “on a constant currency basis”, is a Non-GAAP measure. We believe that excluding the impact of foreign currency exchange fluctuations from our Recurring revenue growth provides additional information that enables enhanced comparison to prior periods. Changes in Recurring revenue growth expressed on a constant currency basis are presented excluding the impact of foreign currency exchange fluctuations. To present this information, current period results for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average exchange rates in effect during the corresponding period of the comparative year, rather than at the actual average exchange rates in effect during the current fiscal year. Non-GAAP Measures

23© 2023 | Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 10% 13% 11% Impact of foreign currency exchange (1)% 1% —% Recurring revenue growth constant currency (Non-GAAP) 9% 14% 11% Three Months Ended September 30, 2023 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 5% 10% 19% 2% 6% Impact of foreign currency exchange —% (1)% —% —% —% Recurring revenue growth constant currency (Non-GAAP) 5% 9% 19% 2% 6% Consolidated Total Recurring revenue growth (GAAP) 8% Impact of foreign currency exchange —% Recurring revenue growth constant currency (Non-GAAP) 8%

24© 2023 | Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Global Technology and Operations Capital Markets Wealth and Investment Management Total Recurring revenue growth (GAAP) 9% 4% 7% Impact of foreign currency exchange 5% 2% 4% Recurring revenue growth constant currency (Non-GAAP) 14% 5% 10% Three Months Ended September 30, 2022 Investor Communication Solutions Regulatory Data-Driven Fund Solutions Issuer Customer Comms. Total Recurring revenue growth (GAAP) 3% 11% 16% 11% 8% Impact of foreign currency exchange —% 2% —% —% 1% Recurring revenue growth constant currency (Non-GAAP) 4% 13% 16% 11% 9% Consolidated Total Recurring revenue growth (GAAP) 7% Impact of foreign currency exchange 2% Recurring revenue growth constant currency (Non-GAAP) 9%

25© 2023 | Reconciliation of GAAP to Non-GAAP Measures (Unaudited) Three Months Ended Sept. 30, Dollars in millions 2023 2022 Operating income (GAAP) $148.4 $87.5 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 50.8 55.9 Acquisition and Integration Costs — 4.1 Russia-Related Exit Costs — 2.6 Adjusted Operating income (Non-GAAP) $199.3 $150.1 Operating income margin (GAAP) 10.4% 6.8% Adjusted Operating income margin (Non-GAAP) 13.9% 11.7% Three Months Ended Sept. 30, Dollars in millions 2023 2022 Net earnings (GAAP) $90.9 $50.4 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 50.8 55.9 Acquisition and Integration Costs — 4.1 Russia-Related Exit Costs — 2.6 Subtotal of adjustments 50.8 62.5 Tax impact of adjustments (a) (12.2) (13.2) Adjusted Net earnings (Non-GAAP) $129.6 $99.7 (a) Calculated using the GAAP effective tax rate, adjusted to exclude $5.0 million and $6.7 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2023, and 2022, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis.

26© 2023 | Reconciliation of GAAP to Non-GAAP Measures (Unaudited) (a) Calculated using the GAAP effective tax rate, adjusted to exclude $5.0 million and $6.7 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2023, and 2022, respectively. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. Three Months Ended Sept. 30, Dollars in millions, except per share amounts 2023 2022 Diluted earnings per share (GAAP) $0.76 $0.42 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.43 0.47 Acquisition and Integration Costs — 0.03 Russia-Related Exit Costs — 0.02 Subtotal of adjustments 0.43 0.53 Tax impact of adjustments (a) (0.10) (0.11) Adjusted earnings per share (Non-GAAP) $1.09 $0.84 Three Months Ended Sept. 30, Dollars in millions 2023 2022 Net cash flows from operating activities (GAAP) $(62.0) $(204.5) Capital expenditures and Software purchases and capitalized internal use software (14.4) (13.6) Free cash flow (Non-GAAP) $(76.4) $(218.1)

# Reconciliation of GAAP to Non-GAAP Measures

*(Unaudited)*

| | FY 2022 | | | FY 2023 | | | | FY 2024 |
|---|---|---|---|---|---|---|---|---|
| *Dollars in millions* | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 |
| Net cash flows from operating activities (GAAP) | $ 40.8 | $ 80.7 | $ 457.4 | $ (204.5) | $ 123.1 | $ 175.6 | $ 729.2 | $ (62.0) |
| Capital expenditures and Software purchases and capitalized internal use software | (13.3) | (25.2) | (18.7) | (13.6) | (19.5) | (13.7) | (28.4) | (14.4) |
| **Free cash flow (Non-GAAP)** | **$ 27.6** | **$ 55.5** | **$ 438.7** | **$ (218.1)** | **$ 103.5** | **$ 161.9** | **$ 700.9** | **$ (76.4)** |

| | FY 2022 | | | FY 2023 | | | | FY 2024 |
|---|---|---|---|---|---|---|---|---|
| *Dollars in millions* | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 |
| Net earnings (GAAP) | $47.2 | $176.6 | $248.1 | $50.4 | $57.5 | $198.5 | $324.1 | $90.9 |
| **Adjustments:** | | | | | | | | |
| Amortization of Acquired Intangibles and Purchased Intellectual Property | 62.5 | 60.8 | 58.2 | 55.9 | 53.7 | 53.3 | 51.6 | 50.8 |
| Acquisition and Integration Costs | 7.8 | 3.1 | 10.6 | 4.1 | 3.7 | 3.3 | 4.8 | — |
| Restructuring Charges | — | — | — | — | — | — | 20.4 | — |
| Real Estate Realignment and Covid-19 Related Expenses | 1.7 | 3.3 | 23.7 | — | — | — | — | — |
| Russia-Related Exit Costs | — | — | 1.4 | 2.6 | 6.8 | 1.5 | 0.1 | — |
| Investment Gains | (7.5) | — | (6.7) | — | — | — | — | — |
| Subtotal of adjustments | 64.4 | 67.2 | 87.2 | 62.5 | 64.1 | 58.0 | 77.0 | 50.8 |
| Tax impact of adjustments | (14.3) | (15.4) | (21.6) | (13.2) | (13.2) | (12.0) | (19.1) | (12.2) |
| **Adjusted Net earnings (Non-GAAP)** | **$97.3** | **$228.4** | **$313.7** | **$99.7** | **$108.4** | **$244.5** | **$381.9** | **$129.6** |

| | FY 2023 | | | | FY 2024 |
|---|---|---|---|---|---|
| *Dollars in millions* | Q1 | Q2 | Q3 | Q4 | Q1 |
| LTM Free cash flow (a) | $303.7 | $379.7 | $486.1 | $748.2 | $889.8 |
| LTM Adjusted Net earnings (Non-GAAP) (b) | $739.1 | $750.3 | $766.4 | $834.6 | $864.5 |
| **LTM Free cash flow conversion (Non-GAAP) (c)** | **41 %** | **51 %** | **63 %** | **90 %** | **103 %** |

(a) Last twelve months (LTM) sums the last four quarters of free cash flow for the given period

(b) Last twelve months (LTM) sums the last four quarters of adjusted net earnings for the given period

(c) Free cash flow conversion is calculated as free cash flow divided by adjusted net earnings for the given period

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28© 2023 | Reconciliation of GAAP to Non-GAAP Measures: Fiscal Year 2024 Guidance Fiscal Year 2024 FY24 Recurring revenue growth Impact of foreign currency exchange (a) 0.5% Recurring revenue growth constant currency (Non-GAAP) 6-9% FY24 Adjusted Operating income margin (b) Operating income margin % (GAAP) ~16% Adjusted Operating income margin % (Non-GAAP) ~20% FY24 Adjusted earnings per share growth rate (c) Diluted Earnings per share (GAAP) 15-20% growth Adjusted Earnings per share (Non-GAAP) 8-12% growth (Unaudited) (a) Based on forward rates as of September 2023 (b) Adjusted Operating income margin guidance (Non-GAAP) is adjusted to exclude the approximately $230 million impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Restructuring Charges, and Acquisition and Integration Costs. (c) Adjusted earnings per share growth guidance (Non-GAAP) is adjusted to exclude the approximately $1.50 per share impact of Amortization of Acquired Intangibles and Purchased Intellectual Property, Restructuring Charges, and Acquisition and Integration Costs, and is calculated using diluted shares outstanding.

29© 2023 | Contacts W. Edings Thibault Greg Faje Sean Silva broadridgeir@broadridge.com Replay Options Online replay available at broadridge-ir.com Telephone replay available through November 9, 2023 Domestic Dial-In: 1-877-344-7529 Access Code: 4152238 International Toll Dial-In: 1-412-317-0088 Passcode: 8237106 Click here for dial-ins by country Broadridge First Quarter Fiscal Year 2024 Earnings Conference Call Live Call Information Date: November 2, 2023 Start Time: 8:30 A.M. ET Toll-Free: 1-877-328-2502 International: 1-412-317-5419 Webcast: broadridge-ir.com